EXHIBIT 10.12

The Law Office of

Dan J. Alpert

2120 N. 21st Rd.
Arlington, VA 22201
DJA@COMMLAW.TV

(703) 243-8690	(703) 243-8692 (FAX)

November 14, 2007

Mr. Arthur Lyons
President
Village Broadcasting Corp.
9229 W. Sunset Blvd.
Suite 810
Los Angeles, CA 90069

Re:	Station KVSW-LP
Winslow, Arizona
FCC Facility No. 126651

Dear Mr. Lyons:

As you have requested, as reflected by the attached, the license for KVSW-LP is being cancelled. Moreover, all other permits acquired previously by Village Broadcasting Corp. Have expired, and their cancellation is now final.

Therefore, Village Broadcasting Corp. no longer has any interest in any license, pending application, or any other matter, with respect to the Federal Communications Commission.

If there are any questions, please contact this office.

Very truly yours,

/s/ DAN J. ALPERT
Dan J. Alpert

Attachment

ATTACHMENT

The Law Office of

Dan J. Alpert

2120 N. 21st Rd.
Arlington, VA 22201
DJA@COMMLAW.TV

(703) 243-8690	(703) 243-8692 (FAX)

November 13,2007

Ms. Marlene Dortch
Secretary
Federal Communications Commission
445 12th St., SW
Washington, DC 20554

Re:	Station KVSW-LP
Winslow, Arizona
FCC Facility No. 126651

Dear Ms. Dortch:

Village Broadcasting Corp., license of Station KVSW-LP, Winslow, Arizona, by its attorney, hereby requests that the above-referenced license, a copy of which is attached hereto, be cancelled immediately. Simultaneous with that cancellation, please dismiss the pending applications for assignment of license, File Nos. BALTVL-20071026ACY and BALTVL-20071109AEC.

If there are any questions, please contact this office.

Very truly yours,

/s/ DAN J. ALPERT
Dan J. Alpert

Counsel for Village Broadcasting Corp.

United States of America
FEDERAL COMMUNICATIONS COMMISSION
LOW POWER TELEVISION/TELEVISION TRANSLATOR
BROADCAST STATION LICENSE

Authorizing Official:

Official Mailing Address:
VILLAGE BROADCASTING CORP. 9229 SUNSET BLVD. SUITE 810 LOS ANGELES CA 90069	Hossein Hashemzadeh Associate Chief Video Division Media Bureau
Facility Id: 126615	Grant Date: July 19, 2006
This license expires 3:00 a.m. local time, October 01, 2014.
Call Sign: KVSW-LP
License File Number: BLTTL-20060710AAC

This license covers permit no.: BNPTTL-20000828AJK

Subject to the provisions of the Communications Act of 1934, subsequent acts and treaties, and all regulations heretofore or hereafter made by this Commission, and further subject to the conditions set forth in this license, the licensee is hereby authorized to use and operate the radio transmitting apparatus herein described.

This license is issued on the licensee's representation that the statements contained in licensee's application are true and that the undertakings therein contained so far as they are consistent herewith, will be carried out in good faith. The licensee shall, during the term of this license, render such broadcasting service as will serve the public interest, convenience, or necessity to the full extent of the privileges herein conferred.

This license shall not vest in the licensee any right to operate the station nor any right in the use of the frequency designated in the license beyond the term hereof, nor in any other manner than authorized herein. Neither the license nor the right granted hereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934. This license is subject to the right of use or control by the Government of the United States conferred by Section 606 of the Communications Act of 1934.

FCC Form 365 October 21, 1985	Page 1 of 2

Callsign: KVSW-LP	License No.: BLTTL-20060710AAC

Name of Licensee: VILLAGE BROADCASTING CORP.
Station Location: AZ-WINSLOW
Frequency (MHz): 614 – 620	Offset: ZERO
Channel: 38
Hours of Operation: Unlimited

Transmitter: Type Accepted. See Sections 74.750 of the Commission's Rules.

Antenna type: (directional or non-directional): Non-Directional
Description: PSI PSILP801
Major lobe directions (degrees true): Not Applicable

Beam Tilt: Not Applicable

Antenna Coordinates:	North Latitude:	35 deg 08 min 42 sec
	West Longitude:	110 deg 29 min 03 sec

Maximum Effective Radiated Power (ERP) Towards Radio Horizon: 1kW

Maximum ERP in any Horizontal and Vertical Angle: 1kW

Height of radiation center above ground: 33.1Meters

Height of radiation center above mean sea level: 1695.8Meters

Antenna structure registration number: None

Overall height of antenna structure above ground: 38.1 Meters

*** END OF AUTHORIZATION ***

FCC Form 365 October 21, 1985	Page 2 of 2